UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

August 20, 2024

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of Incorporation	Commission File Number	IRS Employer Identification No.

112 NE 41st Street, Suite 106

Miami, FL 33137

Address of principal executive offices

212-739-7700

Telephone number, including area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	The Nasdaq Stock Market LLC

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 20, 2024, Gaucho Group Holdings, Inc. (the “Company,” “we,” “us” or “our”), received an email notification from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) that as of June 30, 2024, the Company did not meet the required continued listing equity standard of stockholder equity of at least $2.5 million pursuant to Nasdaq Rule 5550(b)(1), as set forth on the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2024 as filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2024.

As of August 16, 2024, the Company is in compliance with Rule 5550(b)(1), based on the conversion of promissory notes on August 16, 2024 into shares of Senior Preferred Convertible Stock as detailed in our Current Report on Form 8-K, filed with the SEC on August 21, 2024. Based on the Company’s projections, the Company will remain in compliance for the next 12 months.

Nasdaq will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if at the time of its next period report the Company does not evidence compliance with Rule 5550(b)(1), it may be subject to delisting from Nasdaq.

The notification has no immediate effect on the Company’s Nasdaq listing and the Company’s Common Stock will continue to trade on Nasdaq under the ticker symbol “VINO.”

Item 8.01 Other Events

On August 22, 2024, the Company sent out a press release announcing the election of David R. Reinecke as a director of the Company. The full text of the press release referenced herein is furnished hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated August 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 22nd day of August 2024.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO